Exhibit 10.37

ESAB CORPORATION

REGISTRATION RIGHTS AGREEMENT

[•], 2022

This Registration Rights Agreement (this “Agreement”), dated as of [•], 2022 and effective as of the Effective Time (as defined below), is made among ESAB Corporation, a Delaware corporation (the “Company” or “ESAB”), and Mitchell P. Rales and Steven M. Rales (together, the “Rales Holders”). The Rales Holders are also referred to herein as the “Stockholders.”

RECITALS:

WHEREAS, the board of directors of ESAB authorized and approved the Company to enter into that certain Separation and Distribution Agreement(the “Separation Agreement”), to be executed at such time and date after the U.S. Securities and Exchange Commission (the “SEC”) has declared the Company’s Registration Statement on Form 10 effective, with Colfax Corporation, a Delaware corporation and sole stockholder of ESAB (“Colfax”), whereby Colfax will distribute [•]% of the issued and outstanding shares of common stock, par value $0.001 per share, of ESAB (“Common Stock”) to holders of shares of Colfax common stock, on a pro rata basis (the “Distribution”), to effectuate Colfax’s previously announced separation of ESAB from Colfax’s specialty medical technology business to be named Enovis Corporation following the Distribution;

WHEREAS, in connection with the Distribution, the Stockholders will receive shares of Common Stock;

WHEREAS, the Stockholders currently are entitled to registration rights with respect to shares of common stock of Colfax owned by them and to facilitate the separation of ESAB from Colfax and an orderly and efficient execution of any sales of Common Stock by the Stockholders in the future, the board of directors of ESAB has determined it is in the best interest of the Company and its stockholder to enter into this Agreement; and

WHEREAS, upon the execution and delivery of the Separation Agreement (the “Effective Time”), ESAB has agreed to grant to the Stockholders the registration rights described in this Agreement with respect to the Registrable Shares (as defined herein) held by such Stockholders.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

DEFINITIONS

1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act.

“Blackout Period” has the meaning specified in Section 7(a).

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or other governmental actions to close.

“Colfax” has the meaning specified in the recitals to this Agreement.

“Common Stock” has the meaning specified in the recitals to this Agreement.

“Company” has the meaning specified in the preamble of this Agreement.

“Distribution” has the meaning specified in the recitals to this Agreement.

“Demand Holder” has the meaning specified in Section 3(a).

“Effective Time” has the meaning specified in the recitals to this Agreement.

“ESAB” has the meaning specified in the preamble of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of any such successor federal statute.

“Excluded Registration” means a registration of Common Stock under the Securities Act pursuant to a registration statement filed (i) on Form S-4 or Form S-8 or any successor registration forms that may be adopted by the SEC, or (ii) in connection with an exchange offer or an offering of securities solely to existing stockholders of the Company or employees of the Company or its subsidiaries, or (iii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement.

“FINRA” means the Financial Industry Regulatory Authority.

“Holders” means, collectively, the Stockholders and, subject to Section 14, each other Person to whom any such Stockholder has transferred Registrable Shares provided that such Person has agreed to become bound by the provisions of this Agreement in accordance with Section 14, and provided further that such Person shall only be a Holder for so long as such other Person holds Registrable Shares.

“Initiating Holder” has the meaning specified in Section 4(a).

“Losses” has the meaning specified in Section 11(a).

“Person” means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or a political subdivision or an agency or instrumentality thereof.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by any Registration Statement, and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Rales Holders” has the meaning specified in the preamble to this Agreement.

“Registrable Shares” means, collectively, (i) the shares of Common Stock held by the Stockholders as of the date of this Agreement, and (ii) any other shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares of Common Stock described in clause (i). Such shares of Common Stock shall cease to be Registrable Shares as provided in Section 2.

“Registration Expenses” means any and all out-of-pocket expenses incident to the Company’s performance of its registration obligations under this Agreement, including, without limitation, (i) all SEC registration and filing fees and expenses incurred in connection with the preparation, printing and distribution of the Registration Statement and Prospectus and any other document or amendment thereto and the mailing and delivery of copies thereof to the Holders and any dealers or underwriters, (ii) fees and disbursements of the Company, including, without limitation, fees and expenses of counsel for the Company and of independent public accountants and other experts of the Company, (iii) fees and expenses in connection with the qualification of Registrable Shares for offering and sale under state securities laws (including fees and expenses incurred in connection with blue sky qualifications of the Registrable Shares), (iv) fees and expenses incident to any filing with FINRA or to securing any required review by FINRA of the terms of the sale of Registrable Shares, (v) fees and expenses of counsel of the Stockholders; and (vi) all fees and expenses incurred in connection with the listing of Registrable Shares on the New York Stock Exchange, and including any underwriting discounts and fees, brokerage and sales commissions, and transfer and documentary stamp taxes, if any, relating to the sale or disposition of the Registrable Shares.

“Registration Rights Period” means for purposes of the registration rights granted under Section 3, Section 4 and Section 5 hereof, the period commencing on such date that is one year from the closing date of the Distribution and ending at such time as set forth in Section 21.

“Registration Statement” means any registration statement of the Company referred to in Section 3, 4 or 5, including any Prospectus, amendments and supplements to any such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in any such registration statement.

“Related Securities” means any securities of the Company similar or identical to any of the Registrable Shares, including, without limitation, the Common Stock and all other options, warrants, rights and other securities convertible into, or exchangeable or exercisable for, Common Stock.

“Requesting Holder” has the meaning specified in Section 4(a).

“Rule 144” means Rule 144 (or any similar provisions then in effect) promulgated by the SEC under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Section 8(e) Period” has the meaning specified in Section 8(e).

“Section 8(k) Period” has the meaning specified in Section 8(k).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of any such successor federal statute.

“Separation Agreement” has the meaning specified in the recitals to this Agreement.

“Shelf Period” has the meaning specified in Section 5(h).

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act covering Registrable Securities. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), a “Shelf Registration Statement” shall be deemed to refer to an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3.

“Shelf Take-Down Notice” has the meaning specified in Section 5(i).

“Shelf Underwritten Offering” has the meaning specified in Section 5(i).

“Stockholders” has the meaning specified in the preamble to this Agreement.

“Suspension Period” means any period during which the offering of Registrable Shares by any Holder under the Shelf Registration Statement shall be suspended as a result of the occurrence of a Blackout Period, a Section 8(e) Period or a Section 8(k) Period.

“Transferee” means any of (i) the transferee of all or any portion of the Registrable Securities held by a Holder or (ii) the subsequent transferee of all or any portion of the Registrable Securities held by any Transferee; provided, that no Transferee shall be entitled to any benefits of a Transferee hereunder unless such Transferee executes and delivers to the Company an instrument substantially in the form provided as Exhibit A attached hereto.

“Underwritten Offering” means an underwritten offering in which Common Stock is sold to an underwriter for reoffering to the public.

REGISTRATION RIGHTS

2. Securities Subject to this Agreement. The Registrable Shares are the sole securities entitled to the benefits of this Agreement. For the purposes of this Agreement, Registrable Shares held by any Holder shall cease to be Registrable Shares (and such Holder shall cease to have any registration rights with respect to such securities under this Agreement) on the date and to the extent that (i) a Registration Statement covering such Registrable Shares has been declared effective under the Securities Act and such Registrable Shares have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Shares have been sold or transferred in accordance with the requirements of Rule 144, (iii) such Registrable Shares are eligible for resale by the Holders under Rule 144 without volume or manner-of-sale restrictions or public information requirements, as determined by ESAB in its discretion after consultation with Company counsel, and certificates (or book-entry notation) therefor not bearing a legend restricting further transfer or disposition thereof shall have been delivered by the Company, (iv) such Registrable Shares have been otherwise transferred or disposed of, and, at such time, subsequent transfer or disposition of such securities shall not require registration of such securities under the Securities Act, or (iv) such Registrable Shares have ceased to be outstanding.

3. Demand Registration Rights.

(a) During the Registration Rights Period, upon the written request of any Holder of then outstanding Registrable Shares (each, a “Demand Holder” or if more than one, the “Demand Holders”) that the Company effect the registration under the Securities Act of all or part of such Demand Holder’s Registrable Shares (which written request shall specify the aggregate number of Registrable Shares requested to be registered and the proposed method of distribution thereof), the Company shall (i) within 30 Business Days after its receipt of such request file with the SEC a Registration Statement with respect to the requested registration (provided that, if the Company is then legally prohibited from making such filing, it shall take such action contemplated by this Section 3(a)(i) as soon thereafter as is legally permissible), and (ii) within five Business Days after its receipt of such request from the Demand Holder, notify in writing the other Holder of such request and indicate in such notice the planned initial filing date of such Registration Statement. Such Registration Statement shall cover the Registrable Shares requested by the Demand Holder to be registered. Notwithstanding the foregoing provisions of this Section 3(a), the Company shall not be required to take any action pursuant to this Section 3:

(i) if the Company shall have effected a registration pursuant to this Section 3 within the 180-day period immediately preceding the date of such request;

(ii) if the Registrable Shares that the Company has been requested to register shall have a then-current market value of less than $25,000,000, unless such registration request is for all remaining Registrable Shares held by the Holders;

(iii) during the pendency of any Blackout Period; or

(iv) if at the date of such request the Company shall have effective a Shelf Registration Statement or is eligible to file a Shelf Registration Statement pursuant to which the Demand Holder could effect the disposition of its Registrable Shares;

provided, however, that the Company shall be permitted to satisfy its obligations under this Section 3(a) by amending (to the extent permitted by applicable law) within 30 Business Days after a written request for registration from the Demand Holder, any Registration Statement previously filed by the Company under the Securities Act so that such Registration Statement (as amended) shall permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Shares for which a demand for registration has been made under this Section 3(a). If the Company shall so amend a previously filed Registration Statement, it shall be deemed to have effected a registration for purposes of this Section 3.

(b) The Holder(s) delivering a request pursuant to Section 3(a) may distribute the Registrable Shares covered by such request by means of an Underwritten Offering or any other method of distribution, as determined by the Demand Holder(s) so requested to be registered.

(c) Subject to Section 3(d), a registration requested pursuant to Section 3(a) shall not be deemed to be effected for purposes of this Section 3 if it has not been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder.

(d) The Demand Holder(s) may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request.

(e) If the Company wishes, or any holder of Common Stock has the right, to include shares of Common Stock in a Registration Statement pursuant to this Section 3, there shall be included in such Registration Statement only that number of shares of Common Stock, if any, that the lead managing underwriter (if the offering covered by such Registration Statement is an Underwritten Offering) or the Demand Holder(s) holding the Registrable Shares to be included in a Registration Statement to be filed pursuant to this Section 3 (if the offering covered by such Registration Statement is not an Underwritten Offering) shall reasonably believe will not adversely affect the offering of all of the Registrable Shares that the Holders desire to sell for their own account. In such event, the shares of Common Stock to be included in such Registration Statement shall consist of (i) first, the Registrable Shares that the Holders propose to sell, (ii) second, the shares of Common Stock the Company proposes to sell for its own account, and (iii) third, the number, if any, of other shares of Common Stock requested to be included in such registration that, in the reasonable opinion of such lead managing underwriter or the Holders, as applicable, can be sold without jeopardizing the success of the offering of all the shares of Common Stock that each Holder or the Company, as the case may be, desires to sell for its own account, such other shares to be allocated among the holders thereof who have requested that their shares be so included in accordance with the provisions of their registration rights agreements with the Company.

(f) In the event of a demand registration, the Company shall be required to maintain the continuous effectiveness of the applicable Registration Statement for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold.

4. Piggy-Back Registration Rights.

(a) During the Registration Rights Period, if the Company shall propose to file a Registration Statement (other than an Excluded Registration) under the Securities Act relating to the offering of Common Stock for the Company’s own account or for the account of any holder or holders of Common Stock (the “Initiating Holder”) and on a registration form and in a manner that would permit the registration of Registrable Shares for sale to the public under the Securities Act, the Company shall (i) give written notice at least 15 days prior to the filing thereof to each Holder, specifying the approximate date on which the Company proposes to file such Registration Statement and advising such Holder of its right to have any or all of the Registrable Shares of such Holder included among the securities to be covered thereby, and (ii) at the written request of any such Holder given to the Company within 10 days after the Company’s delivery of written notice to the Holders, include among the securities covered by such Registration Statement the number of Registrable Shares which such Holder (a “Requesting Holder”) shall have requested be so included (subject, however, to reduction in accordance with Section 4(b)); provided, however, that the Company shall not be required to take any action pursuant to this Section 4(a) if the Company shall at the time have effective a Shelf Registration Statement or is eligible to file a Shelf Registration Statement pursuant to which such Requesting Holders could effect the disposition of such Holders’ Registrable Shares in the manner requested.

(b) Each Holder wishing to participate in an offering pursuant to Section 4(a) may include Registrable Shares in any Registration Statement relating to an offering pursuant to Section 4(a) only to the extent that the inclusion of such Registrable Shares shall not reduce the number of shares of Common Stock to be offered and sold by the Company or any Initiating Holder pursuant thereto. If the lead managing underwriter for an Underwritten Offering pursuant to Section 4(a) determines that marketing factors require a limitation on the number of Registrable Shares to be offered and sold by Requesting Holders in such offering, there shall be included in such offering only that number of Registrable Shares, if any, that such lead managing underwriter reasonably believes will not adversely affect the offering of all of the shares of Common Stock that the Company wishes to sell for its own account or that any Initiating Holder wishes to sell for its own account. In such event, or otherwise in connection with any offering other than an Underwritten Offering in which the inclusion of Registrable Shares could adversely affect the offering of all of the shares of Common Stock that the Company or the Initiating Holder wishes to sell for its own account, as reasonably determined by the Company, the securities to be included in such offering shall consist of (i) first, the securities the Company or the Initiating Holder, as the case may be, proposes to sell, (ii) second, the number, if any, of Registrable Shares that are requested to be included in such registration that, (a) in an Underwritten Offering, in the opinion of the lead managing underwriter of such Underwritten Offering, can be sold without adversely affecting the offering of all of the securities that the Company and any Initiating Holder wish to sell for their own account, or (b) in an offering other than an Underwritten Offering, can be sold without adversely affecting the offering of all of the securities that the Company and any Initiating Holder wish to sell for their own account, as reasonably determined by the Company, such number of Registrable Shares to be allocated on a pro rata basis among the Holders who have requested that their Registrable Shares be so included based on the number of Registrable Shares that each Holder thereof has requested to be so included, and (iii) third, any other securities of the Company that are subject to registration rights with respect to such registration.

(c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such Registration Statement whether or not any Holder has elected to include Registrable Securities in such Registration Statement. Nothing in this Section 4 shall create any liability on the part of the Company to any Holder if for any reason the Company shall decide not to file, or to delay the filing of, a Registration Statement proposed to be filed under Section 4(a) or to withdraw such Registration Statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise, provided, however, that the Company shall not be relieved of its obligation hereunder to pay the Registration Expenses in connection with any such filing or proposed filing other than any fees and disbursements of counsel to the Holders which shall be the sole obligation of the Holders.

5. Shelf Registration Statement on Form S-3.

(a) Request for Registration. During the Registration Rights Period, in case the Company shall receive from any Holder of then outstanding Registrable Shares a written request that the Company file a Shelf Registration Statement for a public offering of shares of Registrable Securities with reasonably anticipated aggregate proceeds of at least $25,000,000, and when the Company is a registrant entitled to use Form S-3 or any successor form thereto for use as a short-form Shelf Registration Statement to register the Registrable Securities for such an offering, the Company shall (i) within 20 Business Days after its receipt of such request file with the SEC a Shelf Registration Statement with respect to the registration requested under this Section 5, and (ii) within five Business Days after its receipt of such request, notify in writing the other Holder of such request and indicate in such notice the planned initial filing date of such Shelf Registration Statement. Such Registration shall include the Registrable Shares requested by the Holders to be included by written notice to the Company given no later than five Business Days prior to the initial filing date. The Company shall use its reasonable best efforts to cause such Registrable Securities to be registered for the offering on such form. In the event the registration is proposed to be part of a firm commitment Underwritten Offering, the substantive provisions of Section 3 shall be applicable to each such registration initiated under this Section 5.

(b) Notwithstanding the foregoing, the Company shall not be required to take any action Pursuant to this Section 5:

(i) if the Company shall have effected a registration pursuant to Section 3 or this Section 5 within the 180-day period immediately preceding the date of such request; or

(ii) during the pendency of any Blackout Period.

(c) The Company shall be permitted to satisfy its obligations under this Section 5 by amending (to the extent permitted by applicable law) within 20 Business Days after a written request for registration, any Shelf Registration Statement previously filed by the Company under the Securities Act so that such Shelf Registration Statement (as amended) shall permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Shares for which a demand for registration has been made under this Section 5. If the Company shall so amend a previously filed Shelf Registration Statement, it shall be deemed to have effected a registration for purposes of this Section 5.

(d) Subject to Section 5(e), a registration requested pursuant to Section 5(a) shall not be deemed to be effected for purposes of this Section 5 if it has not been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder.

(e) The Holders may, at any time prior to the effective date of the Shelf Registration Statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request.

(f) If the Company wishes, or any holder of Common Stock has the right, to include shares of Common Stock in a Registration Statement pursuant to this Section 5, there shall be included in such Registration Statement only that number of shares of Common Stock, if any, that the lead managing underwriter (if the offering covered by such Shelf Registration Statement is an Underwritten Offering) or the Holders holding the Registrable Shares to be registered (if the offering covered by such Shelf Registration Statement is not an Underwritten Offering) shall reasonably believe will not adversely affect the offering of all of the Registrable Shares that the Holders desire to sell for their own account. In such event, the shares of Common Stock to be included in such Shelf Registration Statement shall consist of (i) first, the Registrable Shares that the Holders propose to sell, (ii) second, the shares of Common Stock the Company proposes to sell for its own account, and (iii) third, the number, if any, of other shares of Common Stock requested to be included in such registration that, in the reasonable opinion of such lead managing underwriter or the Holders holding the Registrable Shares to be registered, as applicable, can be sold without jeopardizing the success of the offering of all the shares of Common Stock that each Holder or the Company, as the case may be, desires to sell for its own account, such other shares to be allocated among the holders thereof who have requested that their shares be so included in accordance with the provisions of their registration rights agreements with the Company.

(g) The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another registration statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) and (ii) the date as of which each of the Holders is permitted to sell its Registrable Securities without registration pursuant to Rule 144 under the Securities Act without volume limitation (or a Holder can sell all of its Registrable Securities in a three-month period) or other restrictions on transfer thereunder (such period of effectiveness, the “Shelf Period”).

(h) At any time that a Shelf Registration Statement covering Registrable Securities pursuant to Section 3, Section 4 or this Section 5 is effective, if the Holders delivers a notice to the Company (a “Shelf Take-Down Notice”) stating that one or more of the Holders intends to effect an underwritten offering of all or part of the Registrable Securities included by the Holders on the Shelf Registration Statement (a “Shelf Underwritten Offering”) or any other offering of such securities and stating the number of the Registrable Securities to be included in such Shelf Underwritten Offering or other offering, then the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering or other offering.

6. Selection of Underwriters. In connection with any Underwritten Offering subject to registration rights hereunder, the Company shall have the right to select a lead managing underwriter or underwriters to administer such offering, which lead managing underwriter or underwriters shall be reasonably satisfactory to the Holders holding the Registrable Shares to be included in such Registration Statement.

7. Blackout Periods; Holdback.

(a) If the Company determines that the registration and distribution of Registrable Shares (i) would materially impede, delay, interfere with or otherwise adversely affect any pending financing, registration of securities, acquisition, corporate reorganization or other significant transaction involving the Company or (ii) would require disclosure of non-public material information that the Company has a bona fide business purpose for preserving as confidential, as determined by the Company’s Board of Directors in good faith, the Company shall be entitled to postpone the filing or effectiveness of a Registration Statement, or to suspend the use of an effective Registration Statement, for the shortest period of time reasonably required, but in any event not to exceed 90 days (each such period, a “Blackout Period”). The Company shall not be entitled to obtain deferrals under this Section 7(a) for more than an aggregate of 120 days in any 12-month period without the prior written approval of the Stockholders. The Company shall notify each Holder, in writing, of the expiration or earlier termination of a Blackout Period. The Company shall not be required to file any Registration Statement or effect any registration of Registrable Securities under Sections 3,4 or 5 during any period in which such registration by the Company is legally prohibited. The pendency of any such period of legal prohibition shall not be deemed a Blackout Period.

(b) If requested by the managing underwriter of any Underwritten Offering of securities of the Company registered under the Securities Act, each Holder shall not, and shall use commercially reasonable efforts to ensure that its Affiliates do not, directly or indirectly, sell, offer, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, warrant or right to purchase, or otherwise dispose of or transfer, or enter into any swap or other agreement or any arrangement that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership in, any Registrable Shares or Related Securities held by such Holder or such Holder’s Affiliates during the 90 days following the effective date of a Registration Statement of the Company filed under the Securities Act, except for Registrable Shares included in such Registration Statement. If requested by such managing underwriter, each Holder shall enter, and shall use commercially reasonable efforts to ensure that all Affiliates of such Holder holding Registrable Shares or Related Securities enter, into a lock-up agreement with the applicable underwriters that is consistent with the agreement in the preceding sentence.

8. Registration Procedures. In connection with the registration obligations of the Company under Sections 3, 4 and 5, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Shares on any registration form adopted by the SEC for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Shares in accordance with the intended methods of distribution thereof, and use reasonable efforts to cause such Registration Statement to become and remain effective;

(b) prepare and file with the SEC amendments and post-effective amendments to such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder necessary to keep such Registration Statement effective (i) in the case of any registration under Section 5, until the earlier of (x) the first anniversary of the date of initial effectiveness of the Shelf Registration Statement, plus any Suspension Periods (which shall be added to such one-year period), or (y) the date on which the securities covered by the Shelf Registration Statement cease to be Registrable Shares, (ii) in the case of an Underwritten Offering, until each underwriter has completed the distribution of all securities purchased by it, and (iii) in the case of any other registration, until the securities covered thereby cease to be Registrable Shares, and cause the Prospectus as so amended and supplemented to be filed pursuant to Rule 424 under the Securities Act, and otherwise use reasonable efforts to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as is specified in clause (i), (ii) or (iii) above, as the case may be;

(c) furnish to each Holder of such Registrable Shares such number of copies of such Registration Statement and of each amendment and post-effective amendment thereto, any Prospectus or Prospectus supplement and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares by such Holder (the Company hereby consenting to the use (subject to the limitations set forth in Section 9(b)) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

(d) use reasonable efforts to register or qualify such Registrable Shares covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and to do any and all other acts and things which may be reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Holder, except that the Company shall not be required for any such purpose to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 8(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(e) notify each Holder of any such Registrable Shares covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act within the applicable period referred to in Section 8(b), that the Company has become aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (the period during which the Holders are required in such case pursuant to Section 9(b) to refrain from effecting public sales or distributions of Registrable Shares referred to herein as a “Section 8(e) Period”), and prepare and furnish to such Holder, as soon as reasonably practicable, a reasonable number of copies of an amendment to such Registration Statement or supplement to such related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) notify each Holder of Registrable Shares covered by such Registration Statement at any time,

(i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the Registration Statement or such post-effective amendment has become effective;

(ii) of the issuance by the SEC of any stop order of which the Company is aware suspending the effectiveness of the Registration Statement or any order preventing the use of a related Prospectus, or the initiation of any proceedings for such purposes; and

(iii) of the receipt of the Company of any written notification of the suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose;

(g) make available to its stockholders an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this Section 8(g) if it has complied with Rule 158 under the Securities Act;

(h) if the registration involves an Underwritten Offering, enter into a customary underwriting agreement and in connection therewith:

(i) make such representations and warranties to the underwriters in form, substance and scope as are customarily made by issuers to underwriters in comparable Underwritten Offerings;

(ii) use reasonable efforts to obtain opinions of counsel to the Company (in form, scope and substance reasonably satisfactory to the managing underwriters), addressed to the underwriters, and covering the matters customarily covered in opinions requested in comparable Underwritten Offerings;

(iii) use reasonable efforts to obtain “cold comfort” letters and bring-downs thereof from the Company’s independent certified public accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters by independent accountants in connection with Underwritten Offerings; and

(iv) deliver such documents and certificates as may be reasonably requested by the managing underwriters to evidence compliance with any customary conditions contained in the underwriting agreement;

(i) cooperate with the Holders of Registrable Shares covered by such Registration Statement and the managing underwriter or underwriters or agents, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters or agents, if any, or such Holders may request;

(j) if reasonably requested by the managing underwriter or underwriters or a Holder of Registrable Shares being sold in connection with an Underwritten Offering, incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters and the Holders of the Registrable Shares being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Shares, including, without limitation, information with respect to the principal amount of Registrable Shares being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the Underwritten Offering of the Registrable Shares to be sold in such offering and make all required filings of such Prospectus supplement or post-effective amendment upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(k) in the event of the issuance of any stop order of which the Company is aware suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Shares included in the Registration Statement for sale in any jurisdiction, use reasonable efforts promptly to obtain the withdrawal of such stop order or other order (the period between the issuance and withdrawal of any stop order or other order referred to herein as a “Section 8(k) Period”); and

(l) use reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be listed on any securities exchange or automated quotation system on which the Common Stock is then listed, if such Registrable Shares are not already so listed and if such listing is then permitted under the rules of such securities exchange or automated quotation system.

9. Agreements of Holders.

(a) As a condition to the Company’s obligation under this Agreement to cause Registrable Shares of any Holder to be included in a Registration Statement, such Holder shall timely provide the Company with all of the information required to be provided in the Registration Statement with respect to such Holder pursuant to Items 507 and 508 of Regulation S-K under the Securities Act or as otherwise may reasonably be required by the Company in connection with the Registration Statement.

(b) Each Holder shall comply with the Prospectus delivery requirements of the Securities Act in connection with the offer and sale of Registrable Shares made by such Holder pursuant to any Registration Statement. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8(e) or Section 8(k), each Holder of Registrable Shares shall forthwith discontinue the disposition of Registrable Shares pursuant to the Prospectus or Registration Statement covering such Registrable Shares until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 8(e) or the withdrawal of any stop order or other order referred to in Section 8(k), and, if so directed by the Company, shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares at the time of receipt of such notice.

(c) Each Holder shall effect all sales and distributions of such Holder’s Registrable Shares made pursuant to the Shelf Registration Statement in a manner consistent with the terms of the Plan of Distribution.

(d) To the extent required by the Securities Act or rules or regulations thereunder, as reasonably determined by the Company, a Holder shall consent to disclosure in any Registration Statement to the effect that such Holder is or may be deemed to be an underwriter for purposes of the Securities Act in connection with the offering of Registrable Shares of such Holder included in such Registration Statement.

(e) Each Holder shall comply, and shall use commercially reasonable efforts to cause its Affiliates to comply, with Regulation M under the Exchange Act in connection with the offer and sale of Registrable Shares made by such Holder pursuant to any Registration Statement. Each Holder shall provide the Company with such information about such Holder’s offer and sale of Registrable Shares pursuant to any Registration Statement as the Company shall reasonably require to enable the Company and its Affiliates to comply with Regulation M under the Exchange Act in connection with any such offer and sale.

10. Registration Expenses. Except as otherwise provided in the Agreement, the Holders shall pay all Registration Expenses in connection with all registrations pursuant to this Agreement. In addition, in connection with all such registrations, each Holder shall pay all underwriting discounts and fees, brokerage and sales commissions, and transfer and documentary stamp taxes, if any, relating to the sale or disposition of such Holder’s Registrable Shares pursuant to the Registration Statement, and all fees and expenses of counsel to such Holder.

11. Indemnification; Contribution.

(a) The Company shall indemnify and hold harmless each Holder in any offering or sale of Registrable Shares, each Person, if any, who participates as an underwriter in any offering and sale of Registrable Shares, and each Person, if any, who controls such Holder or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and their respective directors, trustees, officers, partners, agents, employees and affiliates against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees, disbursements and expenses, as incurred) (collectively, “Losses”) incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, the Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in the light of the circumstances then existing) not misleading, except in each case insofar as such statements or omissions arise out of or are based upon (i) any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance on and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder or its counsel expressly for use therein, (ii) the use of any Prospectus after such time as the obligation of the Company to keep effective the Registration Statement of which such Prospectus forms a part has expired or (iii) the use of any Prospectus after such time as the Company has advised the Holders that the filing of an amendment or supplement thereto is required, except such Prospectus as so amended or supplemented.

(b) In connection with any Registration Statement filed pursuant hereto, each Holder of Registrable Shares to be covered thereby shall, severally and not jointly with any other Holders, indemnify and hold harmless the Company, each Person, if any, who participates as an underwriter in any offering and sale of Registrable Shares and each Person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective directors, trustees, officers, partners, agents, employees and affiliates, against all Losses incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, the Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing or necessary to make the statements therein (in case of a Prospectus or preliminary Prospectus, in the light of the circumstances then existing) not misleading, but only to the extent that any such untrue statement or omission is made in reliance on and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder or its counsel specifically for use therein; provided, however, that no Holder shall be required to indemnify the Company or any other indemnified party under this Section 11(b) with respect to any amount in excess of the amount of the total net proceeds received by such Holder from sales of the Registrable Shares of such Holder under such Registration Statement.

(c) Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, provided that failure to give such notification shall not affect the obligations of the indemnifying party pursuant to this Section 11 except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless in the reasonable judgment of any indemnified party, based on the written opinion of counsel, a conflict of interest is likely to exist between the indemnifying party and such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Holders of Registrable Shares who are indemnified parties, selected by the Holders of the Registrable Shares who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters in an Underwritten Offering or (iii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on the written opinion of counsel, a conflict of interest is likely to exist between an indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel, provided that the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Holders of Registrable Shares who are indemnified parties, selected by the Holders of the Registrable Shares who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters in an Underwritten Offering or (iii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. No indemnifying party, in defense of any such action, suit, proceeding or investigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or entry into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such action, suit, proceeding or investigation to the extent such liability is covered by the indemnity obligations set forth in this Section 11. No indemnified party shall consent to entry of any judgment or entry into any settlement without the consent of each indemnifying party.

(d) If the indemnification from the indemnifying party provided for in this Section 11 is unavailable to an indemnified party hereunder in respect to any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that no Holder shall be required to contribute any amount in excess of the amount of the total net proceeds received by such Holder from sales of the Registrable Shares of the Holder under the applicable Registration Statement. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 11(c), any legal or other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the consideration referred to in this Section 11(d). If indemnification is available under this Section 11, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 11(a) or 11(b), as the case may be, without regard to the relative fault of such indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 11(d).

(e) The provisions of this Section 11 shall be in addition to any liability which any indemnifying party may have to any indemnified party and shall survive the termination of this Agreement.

12. Participation in Underwritten Offerings. No Holder of Registrable Shares may participate in any Underwritten Offering pursuant to this Agreement unless such Holder (i) agrees to sell such Holder’s Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

13. Reports Under the Exchange Act. To the extent required by the Securities Act or the Exchange Act, for so long as any Registrable Shares remain outstanding, the Company shall use its reasonable best efforts to file with the SEC in a timely manner all reports required to be filed by the Company pursuant to Section 13 or 15(d) of the Exchange Act and shall furnish to any Holder, upon request by such Holder, a written statement by the Company as to whether it has complied with the current public information requirements of Rule 144(c) under the Securities Act.

14. Assignment of Registration Rights. The right to cause the Company to register Registrable Shares pursuant to this Agreement may not be assigned by any Holder without the prior written consent of the Company. In the event that the Company consents to an assignment of a Holder’s right to cause the Company to register Registrable Securities pursuant to this Agreement, any such assignment shall only be effective upon receipt by the Company of a written agreement in substantially the form attached as Exhibit A hereto from such Transferee to be bound by the applicable terms of this Agreement.

15. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, any Holder and any successor, permitted assign, heir and legal representative thereof; provided, however, that, except as provided in Section 14, this Agreement and the provisions of this Agreement that are for the benefit of the Holders shall not be assignable by any Holder, and any such purported assignment shall be null and void. Except to the extent provided in Section 11, nothing in this Agreement, expressed or implied, is intended to confer upon any Person other than the Company, the Holders and their respective successors, permitted assigns, heirs and legal representatives any rights, remedies, obligations or liabilities under or by reason of this Agreement. No purchaser of Common Stock from a Holder shall be deemed to be a successor or assignee of such Holder merely by reason of such purchase.

16. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent thereto of Holders of a majority of the then outstanding Registrable Shares. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Shares whose securities are being included in a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Shares may be given by Holders of at least a majority of the Registrable Shares being included in such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Shares outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 16, whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Shares or is delivered to such Holder.

17. Notices; Designated Representative. All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (i) delivered personally to the recipient, (ii) sent by confirmed facsimile or confirmed electronic mail transmission, or (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands, requests, consents and other communications shall be sent (i) if to the Company, to ESAB Corporation, 909 Rose Avenue, 8th Floor, North Bethesda, MD 20852, Attention: Curtis Jewell, and (ii) if to any Holder, to such Holder at the address then on record with the Company, or to such other address of Holder designated in writing to the Company from time to time.

18. Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

21. Termination. This Agreement shall terminate with respect to any Holder upon the date when (i) such Holder (and any of its Rule 144 affiliates, if any) holds less than 1% of the outstanding Common Stock, and (ii) all shares of Common Stock held by such Holder are eligible to be sold in a 90-day period without restriction under Rule 144; except for any liabilities or obligations under Sections 10 and 11, which shall remain in effect in accordance with their terms. No termination of any provision of this Agreement shall relieve any party of any liability for any breach of such provision occurring prior to such termination.

22. Entire Agreement. This Agreement is intended by the parties to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Shares. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Shares. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

23. Specific Performance. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for any other parties’ failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, to the extent permitted by applicable law, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

24. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision, provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date set forth in the first paragraph hereof.

ESAB CORPORATION

By:
Name:
Title:

RALES HOLDERS

Mitchell P. Rales

Steven M. Rales

[Signature Page to ESAB Registration Rights Agreement]

Exhibit A

JOINDER

By execution of this Joinder, the undersigned agrees to become a party to that certain Registration Rights Agreement, dated as of [•], 2022 (the “Agreement”), between ESAB Corporation, and Mitchell P. Rales and Steven M. Rales. By execution of this Joinder, the undersigned shall have all the rights and shall observe all the obligations of a Holder (as defined in the Agreement) contained in the Agreement.

Name:

Signature:

Date:

Address for Notices:

With Copies to:

A-1